BARCLAYS GLOBAL INVESTORS FUNDS

Supplement, dated November 23, 2009,

to the Prospectuses and Statement of Additional Information, dated May 1, 2009,

for all classes of LifePath® 2050 Portfolio, LifePath 2040® Portfolio,

LifePath 2030® Portfolio, LifePath 2020® Portfolio, LifePath 2010® Portfolio

and LifePath® Retirement Portfolio

The information in this section of the Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus for each of the LifePath 2010 Portfolio and LifePath Retirement Portfolio.

On May 20, 2009, the Board of Trustees of the Barclays Global Investors Funds approved an Agreement and Plan of Reorganization (the “reorganization”) pursuant to which shareholders of each class of shares of the LifePath 2010 Portfolio would become shareholders of the corresponding class of shares of the LifePath Retirement Portfolio (the “Acquiring Fund”), another series of the Barclays Global Investors Funds.

The reorganization of the LifePath 2010 Portfolio into the Acquiring Fund became effective upon the close of business on November 20, 2009 (the “Closing Date”). As a result, all shares held in the LifePath 2010 Portfolio were automatically exchanged for shares of the Acquiring Fund.

If you have any additional questions, please call 1-877-BGI-1544 (1-877-244-1544) (toll-free).

MF-A-LP3-1109

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